Exhibit 99.2

937P Survival outcomes in Phase I trial combining VCN-01 and Durvalumab (MEDI4736) in Subjects With Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma refractory to previous immunotherapy treatment. Background Jove Maria1 , Braña Irene2 , Oliva Marc1 , Hernando Alberto 2 , Erasun Carlos 1 , Assaf Juan David 2 , Mato-Berciano Ana 3 , Maliandi Maria Victoria 3 , Torres-Manjon Silvia 4,5 , Moreno Rafael 4,5 , Le Charles3 , Nuciforo Paolo7 , Alemany Ramon4,5 , Capellà Gabriel 5 , Blasco Carmen 3 , Cascallo Manel 3 , Mesia Ricard 7* 1 Medical Oncology Department, Institut Catala d'Oncologia, L’Hospitalet de Llobregat, Barcelona, Spain; 2 Vall d´Hebron University Hospital & Vall d’Hebron Institute of Oncology (VHIO), Barcelona, Spain; 3 Theriva Biologics, Parets del Valles, Barcelona, Spain; 4 ProCure Program, Institut Catala d'Oncologia, IDIBELL, Hospitalet de Llobregat, Barcelona, Spain; 5 Program in Molecular Mechanisms and Experimental Therapy in Oncology (Oncobell), IDIBELL, Hospitalet de Llobregat, Barcelona, Spain; 6 Molecular Oncology Group, VHIO, Barcelona, Spain; 7 Medical Oncology Department, Institut Catala d'Oncologia, Badalona, B-ARGO group, IGTP, Badalona, Spain This research was conducted with support from AstraZeneca Farmacéutica Spain, S.A. VCN-01 is an oncolytic adenovirus designed to replicate selectively in cancer cells. It expresses a matrix remodeling-enzyme hyaluronidase and increases immune check-point antibody uptake in preclinical models. It also induces a pro-inflammatory tumor environment after intravenous [i.v] administration in pancreatic cancer patients (pts). VCN-01 may help to overcome previous resistance to anti-PD(L)-1 therapies in patients with R/M HNSCC. • Encouraging survival was observed in patients treated with systemic VCN-01 with durvalumab after progressing on anti-PD(L)-1 agents. • VCN-01-induced upregulation of PD-L1, which correlated with enhanced patient survival. Conclusions Hypothesis Systemically administered VCN-01 will undergo intratumoral viral replication and cause tumor inflammation, PD-1/PD-L1 up-regulation and strong CD8-infiltration. These intratumor effects may help to overcome resistance to PD-(L)-1 checkpoint inhibitors (alone or in combination) in patients who have progressed during or after treatment with immune-checkpoint inhibitors. Objective Phase I dose-escalation study testing two dose levels of i.v. VCN-01 (3,3E12 & 1E13 viral particles, [vp]) combined with a fixed dose of Durvalumab (1500 mg) using 3+3 design in patients with metastatic squamous cell carcinoma of the head & neck previously treated with antiPD(L)-1 agents (R/M HNSCC). Two treatment schedules were explored: concomitant (single dose VCN-01 and Durvalumab on day 1, CS), and sequential (single dose of VCN-01 on day -14 and Durvalumab on day 1; SS), both followed by Durvalumab q4 weeks until progression or intolerable toxicity. Fresh tumor biopsies were taken at baseline, post-VCN-01 and post-Durvalumab. Study Population: R/M HNSCC patients who have progressed during or after treatment with immune-checkpoint inhibitors. Eligibility Criteria included the selection of patients with levels of neutralizing antibodies against adenovirus ≤1/350 dilution at the moment of inclusion in the study. Results NCT03799744 is a multi-center, open-label dose-escalation phase I study to investigate the safety and tolerability of i.v. VCN-01 with Durvalumab in the two regimens of administration and to establish the recommended phase II dose. *Address correspondence to: Ricard Mesía (rmesia@iconcologia.net) Trial Design & Methods Demographics Figure 1: Patient demographics and clinical characteristics Survival Figure 2: Kaplan-Meier Curves of PFS (upper graph) and OS (lower graph) in the different arms of the trial NCT03799744 trial. 0 5 10 15 20 25 30 10 0 10 1 10 2 10 3 10 4 10 5 10 6 50 100 150 VCN-01 genomes in Stool Days post VCN-01 Viral genomes/200mg Stool LOQ 2x10 4 vg/200mg Sequential Low dose (3.3E12vp) Sequential High dose (1E13vp) Concomitant Low dose (3.3E12vp) ARM ICI Treatment (Pre-trial) Current Trial 1st Line after Current Trial 2nd Line after Current Trial Median OS post-1st ICI ORR Median PFS Median OS ORR Median PFS Median OS ORR Median PFS Median OS Concomitant Low (3.3E12vp) 21.6 (19.2-NE) 0/6 1.7 (1.6-NE) 10.4 (8.9-NE) 3/5 3.7 (0.4-NE) 7.4 (5.7-NE) 1/2 2.0 (0.6-NE) 3.3 (2.3-NE) Sequential Low (3.3E12vp) 23.9 (16.6-NE) 1/6 3.7 (2.2-NE) 15.5 (15.1-NE) 3/6 5.7 (2.9-NE) 12.1 (9.5-NE) 1/6 0.7 (0.7-NE) 6.2 (4.8-NE) Sequential High (1E13vp) 21.8 (12.9-NE) 0/6 2.1 (1.4-NE) 17.3 (11.3-NE) 2*/5 2.2 (1.9-NE) 12.6 (8.4-NE) 1/4 3.7 (2.4-NE) 10.6 (5.0- NE) Pharmacodynamics and Shedding of VCN-01 0 3 8 28 42 70 98 126 0 100 200 300 400 500 600 700 PH20 in serum (pg/ml) PH20 in serum Days post-VCN-01 PH20 expression from VCN-01 peaks on D3-D8 and remains elevated in some patients up to D42. Viral shedding in stool peak at D8 VCN-01 induces changes in the immune status of tumors Figure 4: Clinical Outcomes for each line of treatment before and after clinical trial participation Median values (95% CI) per KM; *Complete response SCR Peak -50 0 50 100 150 Intratumoral CPS (CPS peak D8 or D28) CPS score ✱ P value 0.0137 1 8 0 20 40 60 80 100 CPS Dynamic change (Peak D8 or D28) CPS score SCR Peak 1-C-05 2-C-04 1-C-03 1-S-25 2-S-13 1-S-21 2-S-11 2-S-09 1-S-18 2-S-08 2-S-04 1-S-03 1-S-02 1-S-01 SCR Peak -500 0 500 1000 1500 2000 2500 Intratumoral CD8 (Peak: D8 or D28) CD8 (cells/mm2) ✱✱ P value 0.0067 1 8 0 500 1000 1500 2000 CD8 Dynamic change (Peak: D8 or D28) CD8 (cells/mm2) 1-S-01 1-S-02 1-S-03 2-S-04 2-S-08 1-S-18 2-S-09 2-S-11 1-S-21 2-S-13 1-S-25 1-C-03 2-C-04 1-C-05 SCR Peak Figure 6: Expression analysis of PDL1 (CPS score) and CD8 in tumor biopsies after and post-treatment. Upper table shows % of samples showing modulation (positive / total analyzed samples). IHC analysis of PDL1 (CPS score, left graph) and CD8 immune markers (right graph) in tumor biopsies at day 0 (pre-treatment, SCR) and day 8 or day 28 (Peak) after VCN-01 intravenous administration. Wilcoxon matched-pairs signed rank test was used to determine statistical significance against pre-treatment expression levels. Lower graph: Dynamic change of CPS (left graph) and CD8 (right graph) intratumoral expression for each patient between pre-treatment and D8 or D28 (Peak). Expression increases are indicated in green lines and expression reductions are indicated in black lines. VCN-01 combined with Durvalumab increases the expression of PD-L1 and CD8 in tumor cells Figure 7: Increase of PD-L1 expression in tumor biopsies after VCN-01 treatment but in the absence of Durvalumab (Day 8, Sequential arm). Upper table shows % of samples showing modulation (positive / total analyzed samples). Only paired samples were included in the analysis. IHC of PD-L1 in tumor biopsies for PD-L1 at day 0 (pre-treatment) day 8 after VCN-01 intravenous administration only in the Sequential arm. 8 out of 12 patients in the Sequential arm had paired biopsies at day 0 and day 8 (n=8). % of samples showing modulation (positive / total analyzed samples). Anti-PD-L1 IHC images of tumor biopsies from patient 1-S-03 at day 0 and day 8 (5x and 20x of magnification). PD-L1 CPS ( Only sequential Arm) D8 (before Durvalumab dosing) 62.5% ↑ (5/8) VCN-01 alone increases the CPS score of tumor biopsies at day 8 after administration Initial evidence suggests that VCN-01 induced PD-L1 upregulation could enhance patient survival 0 20 40 60 80 100 0 10 20 30 40 50 0.1114 OS vs CPS SCR CPS score OS (months) Spearman r 0 20 40 60 80 100 0 10 20 30 40 50 OS vs CPS D8 CPS score OS (months) Spearman r 0.7676 P (two-tailed) 0.0050 ** Figure 8: Association between the OS and the CPS score. Association between the OS and the CPS score at day 0 (pre-treatment) and day 8 (8 days after VCN-01 intravenous administration) for all the patients. Data was assessed by Spearman’s correlation. The correlation coefficient (r) and the p-value are in the graph. PD-L1 CPS CD8 D8 (all arms) 73% ↑ (8/11) 64% ↑ (7/11) D28 (all arms) 80% ↑ (8/10) 50% ↑ (5/10) Figure 3: Swimmer plot depicting clinical course of enrolled patients in the NCT03799744 trial. A) Concomitant arm 3.3E1 vp/patient of VCN-01; B) Sequential arm 3.3E12 vp/patient of VCN-01; C) Sequential arm 1E13 vp/patient of VCN-01. Each bar represents 1 patient and extends for the length of its overall survival. Best observed responses are indicated as SD (stable disease), PR (partial response), PD (progressive disease). Patients experiencing dose-limiting toxicities are indicated as DLT. The subsequent lines of treatment after PD in NCT03799744 trial are indicated with color symbols (graph legend). CX-2029 (Probody drug –Conjugate Anti-CD71); MTX (Methotrexate); T. TheraT® (T. TheraT® Vectors Expressing HPV16 Specific Antigens); GE (Gemcitabine); CBDCA (Carboplatin); CET (Cetuximab); CDDP (Cisplatin); PTX (Paclitaxel). * HPV positive VCN-01 combined with Durvalumab showed encouraging OS in patients who previously progressed on Anti-PD(L)-1 therapy Acknowledgements A B C Dr. Jove: Speaker’s bureau: AstraZeneca, MSD; travel and accommodation support: MSD, Roche, AstraZeneca. Dr. Mesia: Advisory role with honoraria:Merck, Nanobiotix, MSD, BMS, Roche, Seagen (formerly Seattle Genetics), AZ, Pfizer, Boehringer, PDS. Speaker bureau with honoraria: Merck, MSD, Boehringer. Mato-Berciano,A; Maliandi,MV; Le,C; Alemany,R; Blasco,C. & Cascallo,M are employees and stock owners of Theriva Biologics. Survival Figure 5: Quantification of PH20 expression in serum (upper graph). PH20 expresión was measured on serum by ELISA in serum from treated patients (Concomitant Arm and Sequential Arm Low dose) at different time points. PH20 expression is expressed as pg/mL minus background levels detected for each sample at day 0 (pre-treatment). Quantification of VCN-01 genomes in stool (lower graph). VCN-01 viral genomes were detected in stool at different times after administration. VCN-01 genomes were quantified by qPCR, in both arms, sequential and concomitant. The study team thanks patients and their caregivers for their willingness to participate in this clinical trial. The authors thank the investigators and research staff in participating institutions, and the Epithelial Carcinogenesis Group at CNIO (Spain) for technical support. Disclosure